Exhibit 99.1

	FOR:	Consolidated Graphics, Inc.

	CONTACT:	Jon C. Biro
Executive Vice President/
FOR IMMEDIATE RELEASE		Chief Financial Officer
Consolidated Graphics, Inc.
(713) 787-0977

Christine Mohrmann/Alexandra Tramont
FD
(212) 850-5600
CONSOLIDATED GRAPHICS REPORTS FINANCIAL RESULTS FOR THE
QUARTER ENDED DECEMBER 2009
HOUSTON, TEXAS — February 3, 2010 — Consolidated Graphics, Inc. (NYSE: CGX) today announced financial results for the quarter ended December 31, 2009.
Revenue for the December quarter was $276.4 million, down 12.5% compared to the same quarter last year. The decline was due to lower election-related business and, as a result of the current economic environment, lower same-store sales of 6.8%.
Adjusted Operating Income for the December 2009 quarter was $23.0 million or 8.3% of revenue compared to $25.4 million or 8.0% of revenue for the same quarter last year. Despite the impact of lower revenues, continued cost reduction efforts in 2009 allowed for a modest improvement in Adjusted Operating Margin. Adjusted Net Income for the December 2009 quarter was $14.1 million, or $1.23 Adjusted Diluted Earnings Per Share compared to Adjusted Net Income of $13.7 million, or $1.21 Adjusted Diluted Earnings Per Share for the prior year quarter.
Operating income of $18.6 million in the December 2009 quarter included charges of $3.1 million primarily related to the impairment of certain production equipment and lease termination charges. The $55.5 million operating loss in the December 2008 quarter included charges totaling $79.5 million for the impairment of goodwill, the impairment of certain production equipment and litigation. Net income for the December 2009 quarter was $11.4 million, or $1.00 diluted earnings per share.
The Company generated $16.0 million in Free Cash Flow for the current quarter, compared to $23.5 million for the same quarter in the prior year. Adjusted EBITDA was $41.8 million for the December 2009 quarter, compared to $42.4 million for the same quarter in the prior year. For the nine months ended December 31, 2009, the Company produced Free Cash Flow of $101.7 million and Adjusted EBITDA of $90.7 million. As of December 31, 2009, total debt was $221.1 million; $93.1 million or 30% lower than the debt balance at March 31, 2009.
Joe R. Davis, Chairman and Chief Executive Officer of Consolidated Graphics, commented, “We are pleased with our performance in the December 2009 quarter in what continues to be a challenging environment. Even though quarterly same-store revenues declined 6.8% from last year, the rate of decline has slowed in each of the last three quarters as customer demand in many of our markets appears to have stabilized. During the quarter, we continued to focus on delivering an industry-leading offering that meets the changing needs of our customers, and on aggressively managing our costs, which ultimately allowed us to improve profitability over both the year ago and September 2009 quarters. We were able to achieve these results despite an $18 million decline in election-related business compared to the prior year quarter. Going forward, we will continue to monitor and appropriately manage our costs while at the same time investing in the future, building on our best-in-class capabilities and leveraging our advantages of technology, scale and financial strength to take advantage of the opportunities we see in the marketplace.”

CONSOLIDATED GRAPHICS REPORTS FINANCIAL RESULTS FOR DECEMBER 2009 QUARTER	PAGE -2
Mr. Davis added, “While the economy and our market appear to be stabilizing, it remains difficult to project our future revenues and earnings. Nevertheless, based on current market conditions, we expect the March quarter revenue to be in the range of $245 — $260 million representing same-store sales growth of up to 5%, excluding election-related revenue. This should allow us to achieve Adjusted Net Income growth in the March 2010 quarter compared to the prior year period.”
A reconciliation of the non-GAAP financial measures, Adjusted EBITDA, Free Cash Flow, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Income and Adjusted Diluted Earnings Per Share are included in the attached tables and in the Current Report on Form 8-K filed today. The Form 8-K also includes the basis for management’s use of the non-GAAP financial measures.
Consolidated Graphics, Inc. will host a conference call today, Wednesday, February 3, 2010, at 11:00 a.m. Eastern Time, to discuss its third quarter fiscal 2010 results. The conference call will be simultaneously broadcast live over the Internet on our website (www.cgx.com) and a subsequent archive of such call will also be available on our website.
Consolidated Graphics, Inc. (CGX), headquartered in Houston, Texas, is one of North America’s leading general commercial printing companies. With 70 printing businesses strategically located across 27 states, Toronto, and Prague, we offer an unmatched geographic footprint, unsurpassed capabilities, and unparalleled levels of convenience, efficiency and service. With locations in or near virtually every major U.S. market, CGX provides the service and responsiveness of a local printer enhanced by the economic, geographic and technological advantages of a large national organization.
Consolidated Graphics’ vast and technologically advanced sheetfed and web printing capabilities are complemented by the world’s largest integrated digital footprint. By coupling North America’s most comprehensive printing capabilities with strategically located fulfillment centers and industry-leading technology, CGX delivers end-to-end print production and management solutions that are based on the needs of our customers to improve their results. For more information, visit www.cgx.com.

CONSOLIDATED GRAPHICS REPORTS FINANCIAL RESULTS FOR DECEMBER 2009 QUARTER	PAGE -3
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in which the Company discusses factors it believes may affect its performance or results in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding assumptions, expectations, beliefs and projections about future events or conditions. You can generally identify forward-looking statements by the appearance in such a statement of words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “forecast,” “project,” “should” or “will” or other comparable words or the negative of such words. The accuracy of the Company’s assumptions, expectations, beliefs and projections depends on events or conditions that change over time and are thus susceptible to change based on actual experience, new developments and known and unknown risks, including those created by general market conditions, competition and the possibility that events may occur beyond the Company’s control, which may limit its ability to maintain or improve its operating results or financial condition or acquire additional printing businesses. The Company gives no assurance that the forward-looking statements will prove to be correct and does not undertake any duty to update them. The Company’s actual future results might differ from the forward-looking statements made in this press release for a variety of reasons, which include continuing weakness in the economy, financial stability of its customers, the sustained growth of its digital printing business, seasonality of election-related business, its ability to adequately manage business expenses, including labor costs, the unfavorable outcome of legal proceedings, the lack of or adequacy of insurance coverage for its operations, the continued availability of raw materials at affordable prices, retention of its key management and operating personnel, satisfactory labor relations, the potential for additional goodwill impairment charges, its ability to identify new acquisition opportunities, negotiate and finance such acquisitions on acceptable terms and successfully absorb and manage such acquisitions in a timely and efficient manner, as well as other risks described under the heading “Risk Factors” of our Annual Report on Form 10-K/A and the risk factors and cautionary statements described in the other documents the Company files or furnishes from time to time with the Securities and Exchange Commission, including its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Should one or more of the foregoing risks or uncertainties materialize, or should the Company’s underlying assumptions, expectations, beliefs or projections prove incorrect, the Company’s actual results may vary materially from those anticipated in its forward-looking statements, and its business, financial condition and results of operations could be materially and adversely affected.
This press release also contains references to the non-GAAP financial measures of Adjusted EBITDA, which we define as earnings, or net income, before interest, income taxes, depreciation and amortization, goodwill impairment charges, litigation and other charges, share-based compensation expense, non-cash foreign currency transaction gains and losses and net losses/gains from asset dispositions, Free Cash Flow, which we define as net cash provided by operating activities less capital expenditures plus proceeds from assets dispositions, Adjusted Operating Income, which we define as operating income before goodwill charges, litigation and other charges, share based compensation expense, and non-cash foreign currency translation net (gain)/loss, Adjusted Operating Margin, which we define as Adjusted Operating Income divided by sales, Adjusted Net Income, which we define as net income before goodwill charges, litigation and other charges, share based compensation expense, non-cash foreign currency transaction net (gain)/loss, all net of tax, and Adjusted Diluted Earnings Per Share, which we define as Adjusted net Income divided by diluted weighted average number of common shares outstanding. Reconciliations of these non-GAAP financial measures to comparable GAAP financial measures are provided in the tables below. Management’s opinion regarding the usefulness of these non-GAAP financial measures to investors and a description of the ways in which management used such measures can be found in the Current Report on Form 8-K we filed today with the Securities and Exchange Commission.
(Tables to follow)
# # #

CONSOLIDATED GRAPHICS REPORTS FINANCIAL RESULTS FOR DECEMBER 2009 QUARTER	PAGE -4
CONSOLIDATED GRAPHICS, INC.
Condensed Consolidated Income Statements
(In thousands, except per share amounts and unaudited)

	Three Months Ended
	December 31,
	2009		2008		Change
		%		%	$	%
Sales	$276,374	100.0	$315,815	100.0	(39,441)	(12.5)
Cost of Sales	209,770	75.9	241,055	76.3	(31,285)	(13.0)

Gross Profit	66,604	24.1	74,760	23.7	(8,156)	(10.9)
Selling Expenses	22,678	8.2	26,153	8.3	(3,475)	(13.3)
General and Administrative Expenses(1)	22,117	8.0	24,981	7.9	(2,864)	(11.5)
Goodwill Impairment Charge	—	0.0	62,524	19.8	(62,524)	nm
Litigation and Other Charges	3,138	1.1	17,000	5.4	(13,862)	(81.5)
Other (Income) Expense, net	48	0.0	(386)	(0.1)	434	nm

Operating Income (loss)	18,623	6.7	(55,512)	(17.6)	74,135	nm
Interest Expense, net	2,616	0.9	4,108	1.3	(1,492)	(36.3)

Income (loss) before Taxes	16,007	5.8	(59,620)	(18.9)	75,627	nm
Income Taxes	4,568	1.7	(16,054)	(5.1)	20,622	nm

Net Income (loss)	$11,439	4.1	$(43,566)	(13.8)	55,005	nm

Earnings (loss) Per Share
Basic	1.02		(3.91)
Diluted	1.00		(3.91)

Weighted Average Shares Outstanding
Basic	11,164		11,147
Diluted	11,458		11,147

Effective Income Tax Rate	28.5%		26.9%

(1) Share based compensation included in these expenses	$1,196	$1,725

nm =	not meaningful

CONSOLIDATED GRAPHICS REPORTS FINANCIAL RESULTS FOR DECEMBER 2009 QUARTER	PAGE -5
CONSOLIDATED GRAPHICS, INC.
Condensed Consolidated Income Statements
(In thousands, except per share amounts and unaudited)

	Nine Months Ended
	December 31,
	2009		2008		Change
		%		%	$	%
Sales	$753,861	100.0	$897,960	100.0	(144,099)	(16.0)
Cost of Sales	586,985	77.9	679,974	75.7	(92,989)	(13.7)

Gross Profit	166,876	22.1	217,986	24.3	(51,110)	(23.4)
Selling Expenses	69,053	9.2	81,336	9.1	(12,283)	(15.1)
General and Administrative Expenses(1)	65,756	8.7	71,975	8.0	(6,219)	(8.6)
Goodwill Impairment Charge	—	0.0	62,524	7.0	(62,524)	nm
Litigation and Other Charges	5,771	0.8	17,000	1.9	(11,229)	(66.1)
Other (Income) Expense, net	212	0.0	(638)	(0.1)	850	nm

Operating Income (loss)	26,084	3.5	(14,211)	(1.6)	40,295	nm
Interest Expense, net	7,447	1.0	12,171	1.4	(4,724)	(38.8)

Income (loss) before Taxes	18,637	2.5	(26,382)	(2.9)	45,019	nm
Income Taxes	5,430	0.7	(2,735)	(0.3)	8,165	nm

Net Income (loss)	$13,207	1.8	$(23,647)	(2.6)	36,854	nm

Earnings (loss) Per Share
Basic	1.18		(2.12)
Diluted	1.16		(2.12)

Weighted Average Shares Outstanding
Basic	11,162		11,135
Diluted	11,390		11,135

Effective Income Tax Rate	29.1%		10.4%

(1) Share based compensation included in these expenses	$3,949		$5,119

nm =	not meaningful

CONSOLIDATED GRAPHICS REPORTS FINANCIAL RESULTS FOR DECEMBER 2009 QUARTER	PAGE -6
CONSOLIDATED GRAPHICS, INC.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts and unaudited)

	December 31,	March 31,
	2009	2009

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$8,070	$9,762
Accounts receivable, net	193,269	173,501
Inventories	49,782	52,737
Prepaid expenses	11,399	17,340
Deferred income taxes	17,861	18,909

Total current assets	280,381	272,249
PROPERTY AND EQUIPMENT, net	395,551	430,519
GOODWILL	29,436	29,436
OTHER INTANGIBLE ASSETS, net	22,636	24,691
OTHER ASSETS	7,552	8,313

	$735,556	$765,208

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$22,505	$27,026
Accounts payable	94,602	48,519
Accrued liabilities	90,229	86,718
Income taxes payable	385	553

Total current liabilities	207,721	162,816
LONG-TERM DEBT, net of current portion	198,564	287,164
OTHER LIABILITIES	14,254	14,794
DEFERRED INCOME TAXES	50,273	49,970

Total liabilities	470,812	514,744
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Common stock, $.01 par value; 100,000,000 shares authorized; 11,167,667 and 11,152,875 issued and outstanding	111	111
Additional paid-in capital	163,813	163,131
Retained earnings	101,013	87,806
Accumulated other comprehensive loss	(193)	(584)

Total shareholders’ equity	264,744	250,464

	$735,556	$765,208

Total debt	$221,069	$314,190
Debt-to-total capitalization	46%	56%

CONSOLIDATED GRAPHICS REPORTS FINANCIAL RESULTS FOR DECEMBER 2009 QUARTER	PAGE -7
CONSOLIDATED GRAPHICS, INC.
Reconciliations of Non-GAAP Financial Measures
(In thousands, except per share amounts, and unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Net income (loss)	$11,439	$(43,566)	$13,207	$(23,647)
Income taxes	4,568	(16,054)	5,430	(2,735)
Interest expense, net	2,616	4,108	7,447	12,171
Depreciation and amortization	17,374	16,859	52,779	48,865
Goodwill impairment charge	—	62,524	—	62,524
Litigation and other charges	3,138	17,000	5,771	17,000
Share-based compensation expense	1,196	1,725	3,949	5,119
Non-cash foreign currency transaction net (gain)/loss	48	(386)	212	(638)
Net loss from asset dispositions	1,426	220	1,859	691

Adjusted EBITDA	$41,805	$42,430	$90,654	$119,350

Net cash provided by operating activities	$23,850	$44,884	$120,254	$89,163
Capital expenditures	(10,306)	(21,435)	(21,686)	(56,002)
Proceeds from asset dispositions	2,476	96	3,106	1,284

Free Cash Flow	$16,020	$23,545	$101,674	$34,445

Operating income (loss)	$18,623	$(55,512)	$26,084	$(14,211)
Goodwill impairment charge	—	62,524	—	62,524
Litigation and other charges	3,138	17,000	5,771	17,000
Share-based compensation expense	1,196	1,725	3,949	5,119
Non-cash foreign currency transaction net (gain)/loss	48	(386)	212	(638)

Adjusted Operating Income	$23,005	$25,351	$36,016	$69,794

Adjusted Operating Margin	8.3%	8.0%	4.8%	7.8%

Net income (loss)	$11,439	$(43,566)	$13,207	$(23,647)
Goodwill impairment charge	—	62,524	—	62,524
Tax benefit of goodwill impairment charge	—	(16,466)	—	(16,466)
Litigation and other charges	3,138	17,000	5,771	17,000
Tax benefit of litigation and other charges	(1,224)	(6,630)	(2,251)	(6,630)
Share-based compensation expense, net of taxes	730	1,052	2,409	3,123
Non-cash foreign currency transaction net (gain)/loss, net of taxes	29	(235)	129	(389)

Adjusted Net Income	$14,112	$13,679	$19,265	$35,515

CONSOLIDATED GRAPHICS REPORTS FINANCIAL RESULTS FOR DECEMBER 2009 QUARTER	PAGE -8
CONSOLIDATED GRAPHICS, INC.
Reconciliations of Non-GAAP Financial Measures
(In thousands, except per share amounts, and unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Diluted earnings (loss) per share	$1.00	$(3.91)	$1.16	$(2.12)
Goodwill impairment charge	—	5.51	—	5.48
Tax benefit of goodwill impairment charge	—	(1.45)	—	(1.44)
Litigation and other charges	.27	1.50	.51	1.49
Tax benefit of litigation and other charges	(.11)	(.58)	(.20)	(.58)
Share-based compensation expense, net of taxes	.06	.09	.21	.27
Non-cash foreign currency transaction net (gain)/loss, net of taxes	.01	(.02)	.01	(.03)
Adjustment for diluted shares outstanding	—	.07	—	.04

Adjusted Diluted Earnings Per Share	$1.23	$1.21	$1.69	$3.11